This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that
Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan
Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement
Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.
Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.
We recommend that such investors obtain the advice of their Morgan Stanley,
Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                         % of pool      average LTV      LTV above 80%     LTV above 90%   % full doc   % owner occ

                                     -----------------------------------------------------------------------------------------------
A   FICO below 600                         31.13             77.12             37.18           3.61           67.46        97.18
                                     -----------------------------------------------------------------------------------------------
    FICO below 580                            22             75.94             33.73           1.41           69.94         98.7
                                     -----------------------------------------------------------------------------------------------
    FICO below 560                         15.66              74.7             27.04           0.79            71.8        98.86
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          ave wac      % below 100k     % above 500k        % IO         ave DTI       DTI > 45%

                                     -----------------------------------------------------------------------------------------------
A   FICO below 600                         8.342            18.59            6.63            7.18          40.82         38.34
                                     -----------------------------------------------------------------------------------------------
    FICO below 580                         8.579            19.48            4.15            3.07          40.48         37.12
                                     -----------------------------------------------------------------------------------------------
    FICO below 560                         8.688            20.42            3.37            1.83          40.58         36.83
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      % of pool    average LTV     FICO <600    FICO < 575   % full doc   % owner occ  ave wac

                                     -----------------------------------------------------------------------------------------------
B    LTV above 85%                      27.1          92.64          22.36            11.02           56.91         94.35     8.072
                                     -----------------------------------------------------------------------------------------------
     LTV above 90%                     11.28          96.74           9.97             2.59           56.45         98.47     8.466
                                     -----------------------------------------------------------------------------------------------
     LTV above 95%                      4.37          99.95           6.27                0           54.18           100     9.456
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     % below 100k      % above 500k    % IO    ave DTI   DTI > 45%   LTV above 80%  LTV above 90%

                                     -----------------------------------------------------------------------------------------------
B    LTV above 85%                        18.39            4.39        18.27     41.4        37.17            100         41.6
                                     -----------------------------------------------------------------------------------------------
     LTV above 90%                        28.37            4.46        16.76    41.16        35.02            100          100
                                     -----------------------------------------------------------------------------------------------
     LTV above 95%                        55.21               0        10.52    41.26        31.51            100          100
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      % of pool    average LTV    FICO <600   FICO < 575   % full doc   % owner occ    ave wac

                                     -----------------------------------------------------------------------------------------------
C      DTI > 40%                      59.65       80.82          30.26            18.74           49.86        94.97       7.435
                                     -----------------------------------------------------------------------------------------------
       DTI > 45%                      35.04       80.52          34.06            21.42           55.43        94.37        7.43
                                     -----------------------------------------------------------------------------------------------
       DTI > 50%                       9.42       78.13          41.19            29.14           68.24        91.28       7.272
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     % below 100k    % above 500k     % IO   ave DTI    DTI > 45%  LTV above 80%    LTV above 90%

                                     -----------------------------------------------------------------------------------------------
C      DTI > 40%                      11.34           6.77        24.58    46.44        58.75          38.59           11.55
                                     -----------------------------------------------------------------------------------------------
       DTI > 45%                      11.24           7.88        23.16    49.08          100          39.86           11.27
                                     -----------------------------------------------------------------------------------------------
       DTI > 50%                       8.49          14.51        13.42    53.26          100          38.98            6.67
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
D    Non Owner Occ                    % of pool     average LTV    FICO <600  FICO < 575    % full doc   % owner occ   ave wac

                                     -----------------------------------------------------------------------------------------------
      Stated Docs                          54.96        78.16         11.55          3.44               0            0         7.671
                                     -----------------------------------------------------------------------------------------------
   Loans below 100k                        15.78        79.69          19.8          11.9           48.76            0         8.255
                                     -----------------------------------------------------------------------------------------------
       IO Loans                            17.24        82.91          5.29             0           20.49            0         7.801
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
D    Non Owner Occ                     % below 100k   % above 500k   % IO     ave DTI     DTI > 45%   LTV > 80%   LTV > 90%

                                     -----------------------------------------------------------------------------------------------
      Stated Docs                         11.92           16.72      23.73      41.21        34.94          42.85              3.21
                                     -----------------------------------------------------------------------------------------------
   Loans below 100k                         100               0       1.66      37.31        24.64          51.86              3.18
                                     -----------------------------------------------------------------------------------------------
       IO Loans                            1.52           19.94        100      40.52        37.94          59.85              6.15
------------------------------------------------------------------------------------------------------------------------------------

E  When do IOs reset
   -----------------------------------------------------------------------------

                                                                                                 REMAINING
   MONTHS TO NEXT RESET        COUNT       BALANCE ($)       % OF BALANCE           WAC             TERM         WA LTV     WA FICO

   ---------------------------------------------------------------------------------------------------------------------------------
   0                            21         5,211,618              3.87              6.82             345          72.45       681
   ---------------------------------------------------------------------------------------------------------------------------------
   16                            1           220,500              0.16              6.99             352             90       602
   ---------------------------------------------------------------------------------------------------------------------------------
   17                            4           975,007              0.72             7.017             353          83.07       659
   ---------------------------------------------------------------------------------------------------------------------------------
   18                            5         1,184,575              0.88             6.263             354          81.71       671
   ---------------------------------------------------------------------------------------------------------------------------------
   19                           56        13,679,160             10.17             6.482             355          83.01       656
   ---------------------------------------------------------------------------------------------------------------------------------
   20                           92        22,073,804             16.41             6.994             354          81.84       662
   ---------------------------------------------------------------------------------------------------------------------------------
   21                          157        42,296,955             31.45             6.834             357          81.09       669
   ---------------------------------------------------------------------------------------------------------------------------------
   22                           99        24,735,768             18.39             6.949             358          82.31       663
   ---------------------------------------------------------------------------------------------------------------------------------
   29                            1           191,250              0.14              5.75             353          79.99       698
   ---------------------------------------------------------------------------------------------------------------------------------
   30                            5         1,327,936              0.99             6.368             354             80       653
   ---------------------------------------------------------------------------------------------------------------------------------
   31                           17         4,372,747              3.25             6.552             355          83.45       679
   ---------------------------------------------------------------------------------------------------------------------------------
   32                           23         6,060,558              4.51             6.902             356          82.65       661
   ---------------------------------------------------------------------------------------------------------------------------------
   33                           28         5,923,580               4.4             6.854             357          81.86       662
   ---------------------------------------------------------------------------------------------------------------------------------
   34                           22         4,412,395              3.28             7.077             358          79.57       646
   --------------------------------------------------------------------------------------------------------------------------------
   35                            1           292,000              0.22               5.5             359             80       686
   ---------------------------------------------------------------------------------------------------------------------------------
   55                            1           270,260               0.2              6.34             355             80       668
   ---------------------------------------------------------------------------------------------------------------------------------
   57                            3         1,029,000              0.77             5.851             357          78.61       741
   ---------------------------------------------------------------------------------------------------------------------------------
   59                            1           252,000              0.19              6.75             359             80       651
   ---------------------------------------------------------------------------------------------------------------------------------
   TOTAL:                      537       134,509,113               100             6.827             356          81.43       665
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
F  Is DTI off current mortgage rate for IO           Y
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
H  What are top 10 cities and average strats for each

   ---------------------------------------------------------------------------------------------------------------------------------
   TOP 10 CITIES OF OVERALL POOL        LOANS       BALANCE ($)      BALANCE       RATE (%)      (MONTHS)         LTV          SCORE

   ---------------------------------------------------------------------------------------------------------------------------------
   Los Angeles CA                        46        12,223,726         2.09          6.832           351          76.49          647
   ---------------------------------------------------------------------------------------------------------------------------------
   Las Vegas NV                          47         8,388,601         1.43          7.673           352          81.31          634
   ---------------------------------------------------------------------------------------------------------------------------------
   Miami FL                              52         7,919,747         1.35          7.363           352          79.82          629
   ---------------------------------------------------------------------------------------------------------------------------------
   San Jose CA                           17         6,885,391         1.18          6.351           356          78.58          687
   ---------------------------------------------------------------------------------------------------------------------------------
   San Diego CA                          23         6,809,342         1.16          6.966           355          75.45          642
   ---------------------------------------------------------------------------------------------------------------------------------
   Sacramento CA                         33         6,161,390         1.05          7.554           352          79.64          618
   ---------------------------------------------------------------------------------------------------------------------------------
   Riverside CA                          21         5,621,070         0.96          6.831           347          80.85          652
   ---------------------------------------------------------------------------------------------------------------------------------
   Chula Vista CA                        13         5,414,260         0.92          7.084           357          78.37          633
   ---------------------------------------------------------------------------------------------------------------------------------
   Santa Rosa CA                         17         5,044,569         0.86          7.279           348          81.11          642
   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------

   Stockton CA                           33         4,868,057         0.83          7.481           343           81.7          618
   ---------------------------------------------------------------------------------------------------------------------------------
   Other                              3,276       516,631,633        88.17          7.509           348          80.12          631
   ---------------------------------------------------------------------------------------------------------------------------------
   TOTAL:                             3,578       585,967,785          100          7.463           349          79.99          632
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I  What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
   -----------------------------------------------------------------------------

                                                                                                         % NON-
                                                                            % STATED                       OWNER       % FICO LESS
   LTV > 90      LOANS      BALANCE ($)    % OF BALANCE       RATE (%)     DOCTYPE    % IO LOANS       OCCUPIED       THAN 600

   ---------------------------------------------------------------------------------------------------------------------------------
   LTV > 90       646       66,073,097          11.28          8.466        37.92        16.76           1.53           9.97
------------------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    J  What is max LTV for stated income and minimum FICO for stated income?
       Max LTV for Stated Income Documentation: 100.00
       Min Fico for Stated Income Documentation: 500
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    K  What is min FICO for loans above 90% LTV
       Min Fico for ltv greater than 90: 538
    ----------------------------------------------------------------------------

    L Seasoning hisotry - any over 3m?
    M For loans below 100k do for D above but for top 5 MSAs